                                                                     Exhibit 23a



                                   EXHIBIT 23a
                                   -----------


                          INDEPENDENT AUDITORS' CONSENT
                               ALLEN TELECOM INC.





       We consent to the incorporation by reference in the Registration Statements of Allen Telecom Inc. (File Nos. 33-53487, 2-99919 and 333-68369) on Form S-8 of our report dated June 15, 2000, appearing in the Annual Report on Form 11-K of the Allen Telecom Inc. Employee Before-Tax Savings Plan for the year ended December 31, 1999.






/s/ Deloitte & Touche LLP




Cleveland, Ohio
June 28, 2000